Exhibit 10.1

“FORM OF”

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (the “Agreement”) is entered into as of April 1, 2020 (“Effective Date”), by and between Taronis Technologies, Inc. (the “Company”) and the investor(s) listed on the signature page attached hereto (the “Buyer”). The Buyer and Company may be collectively referred to herein as the “Parties” and individually as a “Party.”

RECITALS

WHEREAS, the Company and the Buyer desire to enter into this transaction to purchase the Securities (as defined below) pursuant to the Registration Statement (as defined below), which is currently effective and has been declared effective in accordance with the Securities Act of 1933, as amended (the “1933 Act”), by the United States Securities and Exchange Commission (the “SEC”).

WHEREAS, the common stock of Seller is listed for trading on NASDAQ under the stock symbol ‘TRNX’; and

WHEREAS, Seller desires to sell to Buyer, and Buyer wishes to purchase from Seller, Eleven Million (11,000,000) shares of common stock of Seller (“Securities”), subject to the terms and conditions set forth herein.

SECTION 1. PURCHASE AND SALE

Section 1.01 Purchase and Sale. Subject to the terms and conditions of this Agreement, at Closing, Seller shall sell, grant, assign, convey, transfer and deliver to Buyer, and Buyer shall purchase and acquire from Seller, the Securities, free and clear of all “Liens” (as defined below).

Section 1.02 Purchase Price. The purchase price for the Securities shall be [                             ]  United States Dollars ($________________) (“Purchase Price”). The Securities have been priced at $0.[   ] per share, which price is the closing price of the Company’s common stock as reported by The Nasdaq Capital Market on the Effective Date.

Section 1.03 Deliverables. On April 2, 2020 (the “Closing Date”), (i) the Buyer shall acquire the Securities by paying the Purchase Price to the Company by wire transfer of immediately available funds and (ii) the Company shall deliver the Securities to the Buyer via The Depository Trust Company Deposit / Withdrawal at Custodian system (“DWAC”).

Section 1.04 Closing. On the terms set forth herein, the closing of the transaction (“Closing”) shall take place by the exchange of electronic communication (i.e., emails/pdf) of a fully executed version of this Agreement and completion of the Deliverables in Section 1.03.

SECTION 2. REPRESENTATIONS AND WARRANTIES

Section 2.01 Buyer’s Representations and Warranties. Buyer represents and warrants to the Company with respect to only itself that, as of the date hereof and the Closing:

(a) Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of Buyer and shall constitute the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(b) No Conflicts. The execution, delivery and performance by Buyer of this Agreement and the consummation by Buyer of the transaction contemplated hereby will not (i) result in a violation of the organizational documents of Buyer or (ii) conflict with any agreement to which Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Buyer to perform its obligations hereunder.

Section 2.02 Representations and Warranties of the Company. The Company represents and warrants to Buyer that, as of the date hereof and the Closing:

(a) Shelf Registration Statement. The Company has prepared and filed in conformity with the requirements of the 1933 Act and the published rules and regulations thereunder (the “Rules and Regulations”) adopted by the SEC a “shelf” registration statement on Form S-3 (No. 333-230854), which became effective on April 24, 2019, including a base prospectus (the “Base Prospectus”) relating to common stock, preferred stock, warrants, rights or units of the Company that may be sold from time to time by the Company, in accordance with Rule 415 of the 1933 Act, and such amendments, including post-effective amendments, thereof as may have been required to the date of this Agreement. The term “Registration Statement” as used in this Agreement means such registration statement, including all exhibits, financial schedules and all documents and information deemed to be part of the Registration Statement by incorporation by reference or otherwise, as amended from time to time, including the information (if any) contained in the form of final prospectus filed with the SEC pursuant to Rule 424(b) of the Rules and Regulations and deemed to be part thereof at the time of effectiveness pursuant to Rules 430A and 430B of the Rules and Regulations. The term “Preliminary Prospectus” means the Base Prospectus, together with any preliminary prospectus supplement used or filed with the SEC pursuant to Rule 424 of the Rules and Regulations. The term “Prospectus” means the Base Prospectus, any Preliminary Prospectus and any amendments or further supplements to such prospectus filed with the SEC, and including, without limitation, the final prospectus supplement (the “Prospectus Supplement”), filed pursuant to and within the limits described in Rule 424(b) with the SEC in connection with the proposed sale of the Securities contemplated by this Agreement through the date of such Prospectus Supplement. Unless otherwise stated herein, any reference herein to the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus (as defined below) and the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, including pursuant to Item 12 of Form S-3 under the 1933 Act, which were filed under the Securities Exchange Act of 1934, as amended (the “1934 Act”), on or before the date hereof or are so filed hereafter. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement any Preliminary Prospectus, the Statutory Prospectus or the Prospectus shall be deemed to refer to and include any such document filed or to be filed under the 1934 Act after the date of the Registration Statement, any such Preliminary Prospectus, the Statutory Prospectus or Prospectus, as the case may be, and deemed to be incorporated therein by reference.

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(b) Authorization; Enforcement; Validity. The Company is a corporation, duly authorized and in good standing under the laws of the State of Delaware has the requisite power and authority to enter into and perform its obligations under this Agreement and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement by the Company, and the consummation by the Company of the transaction contemplated hereby (including, without limitation, the issuance of the Securities) has been duly authorized by the Company’s board of directors and (other than (x) the filing with the SEC of the Prospectus Supplement to the Registration Statement, which shall occur on the Closing Date hereof and (y) any other filings as may be required by any state securities agencies (collectively, the “Required Filings”) no further filing, consent or authorization is required by the Company, its subsidiaries, their respective boards of directors or their stockholders or other governing body. This Agreement has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.

(c) Issuance of Securities. The issuance of the Securities is duly authorized by the Company and the Securities, when issued, shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof.

(d) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transaction contemplated hereby (including, without limitation, the issuance of the Securities and the registration of the Securities pursuant to the Registration Statement) will not (i) result in a violation of the Company’s Certificate of Incorporation (including, without limitation, any certificate of designation contained therein), Bylaws, certificate of formation, memorandum of association, articles of association, or other organizational documents of the Company or any of its subsidiaries, or any capital stock or other securities of the Company or any of its subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected, which violation, conflict, breach or default, individually or in the aggregate, would have a material adverse effect on the Company.

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SECTION 3. COVENANTS

Section 3.01 From and after the Closing:

(a) the Company shall issue irrevocable instructions its transfer agent, and to any subsequent transfer agent (as applicable, “Transfer Agent”) in a form acceptable to Buyer (“Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of Buyer or its respective nominees, assigns or successors for/of the Securities;

(b) the Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 3.01 will be given by the Company to its Transfer Agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Agreement; and

(c) if Buyer effects a sale, nomination, assignment or transfer of the Securities, the Company shall permit the transfer and shall promptly instruct the Transfer Agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by Buyer to effect such sale, transfer or assignment.

(d) Certificates and any other instruments evidencing the Securities shall not bear any restrictive or other legend.

(e) While any Securities are outstanding, the Company shall maintain a transfer agent that participates in the at The Depository Trust Company Fast Automated Securities Transfer Program (“FAST”).

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SECTION 4. MISCELLANEOUS

Section 4.01 Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Arizona, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Arizona or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Arizona. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Phoenix, Arizona, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such Party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude Buyer from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to Buyer or to enforce a judgment or other court ruling in favor of Buyer. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY.

Section 4.02 Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

Section 4.03 Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

Section 4.04 Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the Parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the Parties or the practical realization of the benefits that would otherwise be conferred upon the Parties. The Parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

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Section 4.05 Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Company and Buyer and contains the entire understanding of the Parties solely with respect to the matters covered herein. For clarification purposes, the Recitals are part of this Agreement. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and Buyer.

Section 4.06 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been given and delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending Party) or electronic mail; or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the Party to receive the same. As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to Taronis:

Taronis Technologies, Inc.

24980 N. 83rd Avenue, Ste. 100

Peoria, AZ 85383

Telephone: (866) 370-3835

Attention: Legal Department

E-Mail: notices@taronistech.com

If to the Transfer Agent:

EQ

3200 Cherry Creek Drive South, #430

Denver, CO 80209

Telephone: (303) 282-4800

Facsimile: (303) 282-5800

Attention: Karen Naughton

E-Mail: knaughton@corporatestock.com

If to a Buyer, to its address, facsimile number and e-mail address set forth on the signature page hereto.

or to such other address, e-mail address and/or facsimile number and/or to the attention of such other person as the recipient Party has specified by written notice given to each other Party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or e-mail containing the time, date, recipient facsimile number and, with respect to each facsimile transmission, an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

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Section 4.07 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective nominees, assigns, and successors including any purchasers of any of the Securities. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of Buyer. Buyer may assign some or all of its rights hereunder in connection with any transfer of any of its Securities without the consent of the Company.

Section 4.08 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the Parties hereto and their respective permitted nominees, assigns and successors, and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

Section 4.09 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing. The Company and Buyer shall be respectively responsible only for its own representations, warranties, agreements and covenants hereunder.

Section 4.10 Further Assurances. Each Party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other Party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transaction contemplated hereby.

Section 4.11 Construction. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any Party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to Securities, common stock share price, and any other numbers in this Agreement that relate to the Securities or common stock shall be automatically adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions that occur with respect to the common stock from the Parties’ signing of this Agreement through Closing.

Section 4.12 Remedies. Buyer, and in the event of nomination, assignment or succession by/of Buyer of its rights and obligations hereunder, each holder of Securities, shall have all rights and remedies set forth in this Agreement and all of the rights which such holders have under the law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law would inadequate relief to Buyer. The Company therefore agrees that Buyer shall be entitled to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The remedies provided in this Agreement shall be cumulative and in addition to all other remedies available under this Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief).

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, Taronis and Buyer have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

TARONIS TECHNOLOGIES, INC.

By:
Name:
Title:

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IN WITNESS WHEREOF, Taronis and Buyer have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

By:
Name:
Title:

Contact Information:

[ADDRESS]

Phone:
Facsimile:
Email:

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